UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

ASSET BACKED SECURITIES CORPORATION
on behalf of the Home Equity Mortgage Trust 2006-2

(Exact name of registrant as specified in charter)

Delaware	333-131465	13-3354848
(State or other jurisdiction	(Commission File Number	(IRS. Employer
of incorporation)		Identification No.)

Eleven Madison Avenue
New York, New York 10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits: 5.1 Opinion of Thacher Proffitt & Wood LLP 8.1 Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1) 23.1 Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:	/s/ Bruce S. Kaiserman
Name:	Bruce S. Kaiserman
Title:	Vice President

Dated: April 28, 2006